Exhibit (p)

                               POWERS OF ATTORNEY



Know All Men by These Presents, that the undersigned, Lee Rohlfs, hereby constitutes and appoints Roland R. Manarin and Deborah Koch and each of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Director of Lifetime Achievement Funds, Inc., the Registration Statement on Form N-1A for the Lifetime Achievement Fund, Inc. and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.

DATED:   April 29, 2005

/s/ Lee Rohlfs



 Know All Men by These Presents, that the undersigned, Bodo W. Treu hereby constitutes and appoints Roland R. Manarin and Deborah Koch and each of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Director of Lifetime Achievement Funds, Inc., the Registration Statement on Form N-1A for the Lifetime Achievement Fund, Inc. and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.

DATED:   April 29, 2005

/s/ Bodo W. Treu



Know All Men by These Presents, that the undersigned, Jerry Vincentini, hereby constitutes and appoints Roland R. Manarin and Deborah Koch and each of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Director of Lifetime Achievement Funds, Inc., the Registration Statement on Form N-1A for the Lifetime Achievement Fund, Inc. and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.

DATED:   April 29, 2005

/s/ Jerry Vincentini




Know All Men by These Presents, that the undersigned, David C. Coker, hereby constitutes and appoints Roland R. Manarin and Deborah Koch each of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Director of Lifetime Achievement Funds, Inc., the Registration Statement on Form N-1A for the Lifetime Achievement Fund, Inc. and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.

DATED:   April 29, 2005

/s/ David C. Coker



Know All Men by These Presents, that the undersigned, Weiyu Guo hereby constitutes and appoints Roland R. Manarin and Deborah Koch each of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Director of Lifetime Achievement Funds, Inc., the Registration Statement on Form N-1A for the Lifetime Achievement Fund, Inc. and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.

DATED:   April 29, 2005

/s/ Weiyu Guo